Accounts receivable	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Accounts receivable
Accounts receivable

Accounts receivable are presented net of allowances for doubtful accounts. The allowance for doubtful accounts receivables at December 31, 2017 was $0.0 million (2016: $1.2 million, 2015: $12.1 million).

The Company did not recognize any bad debt expense in 2017, 2016 or 2015, but has instead reduced contract revenue for any disputed amounts.